UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

November 8, 2005

          Bayview Financial Securities Company, LLC

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-122059	56-2336517
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4425 Ponce de Leon Boulevard, 4th Floor Coral Gables, Florida	33146
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (305) 341-5632

                                                              None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

The financial statements of Financial Guaranty Insurance Company (“FGIC”) as of December 31, 2004, and December 31, 2003, and for each of the years in the three-year period ended December 31, 2004, are included in this Form 8-K.  The financial statements as of December 31, 2004, and December 31, 2003, and for the year ended December 31, 2004, and the periods from December 18, 2003, through December 31, 2003, and from January 1, 2003, through December 17, 2003, have been audited by Ernst & Young LLP.  The financial statements for the year ended December 31, 2002, have been audited by KPMG LLP.  The consents of KPMG LLP and Ernst & Young LLP to the inclusion of their respective audit reports on such financial statements in this Form 8-K and to their being referred to as “Experts” in the Prospectus Supplement relating to the Bayview Financial Mortgage Pass-Through Certificates, Series 2005-D, are attached hereto, as Exhibit 23.1 in the case of KPMG LLP and as Exhibit 23.2 in the case of Ernst & Young LLP.  The financial statements of FGIC as of December 31, 2004, and December 31, 2003, and for each of the years in the three-year period ended December 31, 2004, are attached hereto as Exhibit 99.1.

In addition, the unaudited financial statements of FGIC as of September 30, 2005, and for the three and nine month periods ended September 30, 2005 and 2004, are attached hereto as Exhibit 99.2

Item 9.01.

Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

23.1	Consent of KPMG LLP.
23.2	Consent of Ernst & Young LLP.
99.1	Financial statements of FGIC as of December 31, 2004, and December 31, 2003, and for each of the years in the three-year period ended December 31, 2004.
99.2	Financial statements (unaudited) of FGIC as of September 30, 2005, and for the three and nine month periods ended September 30, 2005 and 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAYVIEW FINANCIAL SECURITIES COMPANY, LLC

By: /s/ Stuart Waldman

       Name: Stuart Waldman

       Title:   Vice President

Dated:  November 7, 2005

EXHIBIT INDEX

Exhibit No.

Description

23.1	Consent of KPMG LLP.	23.1
23.2	Consent of Ernst & Young LLP.	23.2
99.1	Financial statements of FGIC as of December 31, 2004, and December 31, 2003, and for each of the years in the three-year period ended December 31, 2004.	99.1
99.2	Financial statements (unaudited) of FGIC as of September 30, 2005, and for the three and nine month periods ended September 30, 2005 and 2004.	99.2

Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
Financial Guaranty Insurance Company:

We consent to the use of our report dated February 14, 2003, on the predecessor basis financial statements of Financial Guaranty Insurance Company for the year ended December 31, 2002, included in the Current Report on Form 8-K of Bayview Financial Securities Company, LLC (the “Registrant”), which is incorporated by reference in the Registrant’s registration statement (No. 333-122059), and to the reference to our firm under the heading “Experts” in the Prospectus Supplement of the Registrant relating to the Bayview Financial Mortgage Pass-Through Trust 2005-D, Mortgage Pass-Through Certificates, Series 2005-D.

/s/ KPMG LLP

New York, New York

November 8, 2005

Exhibit 23.2

CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" in the Prospectus Supplement of Bayview Financial Securities Company, LLC for the registration of Bayview Financial Mortgage Pass-Through Certificates, Series 2005-D, in the registration statement on Form S-3 (No. 333-122059) and to the incorporation by reference therein of our report dated January 24, 2005 (except for Note 3k, as to which the date is March 15, 2005), with respect to the financial statements of Financial Guaranty Insurance Company, appearing in the Form 8-K of Bayview Financial Securities Company, LLC dated November 8, 2005, filed with the Securities and Exchange Commission.

/s/ Ernst & Young LLP

New York, New York

November 8, 2005

Exhibit 99.1     Financial Statement

Exhibit 99.2     Financial Statement